Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2024
Cash and Cash Equivalents [Abstract]
Cash and cash equivalents

NOTE 14: Cash and cash equivalents

Thousands of $ For the years ended December 31	2024	2023
Cash and cash equivalents	46,798	22,380
Total cash and cash equivalents	46,798	22,380

The bank balances and cash held by the Company and short-term bank deposits have an original maturity of less than 3 months. The carrying amount of these assets approximates their fair value.

The Company had no restricted cash in 2024 and 2023, but is required to maintain certain levels of unrestricted cash and cash equivalents during various time periods, including monthly assessments thereof, initially at a minimum level of $20 million and subsequently reducing to a $5 million minimum level following the achievement of certain milestones. The minimum cash requirement was temporarily lowered until December 31, 2024, to $12.5 million (refer to Note 15 for further details).